UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2005

                                    Digicorp
             (Exact name of registrant as specified in its charter)

            Utah                        000-33067               87-0398271
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
      of Incorporation)                  Number)          Identification Number)

              100 Wilshire Blvd., Ste. 1750, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)

                                 (310) 752-1477
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

      As reported in a Form 8-K filed by Digicorp (the "Company") on May 24, 2005, on May 18, 2005, the Company sold 2,941,176 shares of common stock and warrants (the "May Warrants") to purchase an aggregate of 3,000,000 shares of common stock with exercise prices ranging from $0.25 to $1.50 per share to Bodnar Capital Management, LLC ("Bodnar Capital"). On October 27, 2005, the Company entered into an agreement with Bodnar Capital to cancel the May Warrants in exchange for the issuance by the Company of a warrant to purchase 500,000 shares of common stock with a an exercise price of $0.01 per share exercisable for a period of five years. The issuance of the warrant was exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01.

Item 4.01 Changes in Registrant's Certifying Accountant.

      On October 25, 2005, the Company engaged the firm of Peterson & Co. to serve as its independent registered public accountants for the fiscal year ending June 30, 2006. On October 27, 2005, the Company notified Jones Simkins, P.C. ("Jones Simkins") that it was terminating Jones Simkins' services. The decision to change accountants was recommended and approved by the Company's Board of Directors.

      During the two fiscal years ended June 30, 2005 and 2004, and through October 27, 2005, (i) there were no disagreements between the Company and Jones Simkins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Jones Simkins would have caused Jones Simkins to make reference to the matter in its reports on the Company's financial statements, and (ii) except for Jones Simkins' report on the Company's June 30, 2004 financial statements dated September 1, 2004 which included an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern, Jones Simkins' reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended June 30, 2005 and 2004 and through October 27, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      During the two fiscal years ended June 30, 2005 and 2004, and through October 27, 2005, the Company has not consulted with Peterson & Co. regarding either:

      1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to Peterson & Co. nor oral advice was provided that Peterson & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
      2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

      On October 27, 2005, the Company provided Jones Simkins with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Jones Simkins furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

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

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                                             Description
----------- --------------------------------------------------------------------
10.1        Letter Agreement between Bodnar Capital Management, LLC and Digicorp
10.2        Form of $0.01 Warrant issued to Bodnar Capital Management, LLC
16.1 Letter on change in certifying accountant dated October 31, 2005 from Jones Simkins, P.C.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Digicorp

Dated: October 31, 2005                   By:  /s/ William B. Horne
                                              ----------------------------------
                                          Name:    William B. Horne
                                          Title:   Chief Executive Officer


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